UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 14, 2013

IMPERIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	001-35064	30-0663473
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Park of Commerce Boulevard, Suite 301 Boca Raton, Florida	33487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (561) 995-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Imperial Holdings, Inc. (the “Company”) is retrospectively revising its historical financial statements to account for discontinued operations in connection with the Accounting Standards Codification (ASC) 205-20, “Presentation of Financial Statements - Discontinued Operations.” As previously disclosed, on October 25, 2013, the Company sold substantially all of the assets comprising its structured settlement business to Majestic Opco LLC for $12.0 million pursuant to an asset purchase agreement.

This Current Report on Form 8-K updates the following items in the Company’s Annual Report on Form 10-K as amended for the year ended December 31, 2012 (the “2012 10-K”) to reflect retrospectively the changes resulting from discontinued operations discussed above for all periods presented.

•	Item 6. Selected Financial Data

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8. Financial Statements and Supplementary Data (addition of Note 5 - Discontinued Operations and revisions to Note 1 – Organization and Description of Business Activities; Note 2 – Summary of Significant Accounting Policies; Note 3 – Earnings Per Share; Note 17 - Segment Information; and Note 21 – Summary of Quarterly Financial Data (Unaudited)).

Other than the items listed above, the Company is not otherwise updating any other portion of the 2012 10-K. Unaffected items of the 2012 Form 10-K have not been repeated in this Current Report on Form 8-K. This Current Report on Form 8-K does not modify or update the disclosures contained in the 2012 10-K in any way, nor does it reflect any subsequent information, activities or events, other than as required to reflect the discontinued operations described above. Without limitation to the foregoing, this Current Report on Form 8-K does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the 2012 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information may be included in, and should be read in conjunction with, the Company’s other filings with the U.S. Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

23.1	Consent of Grant Thornton LLP

99.1	Updates to the Company’s 2012 10-K (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations)

101	Consolidated Financial Statements from the Company’s 2012 10-K, formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Statements of Operations; (ii) the Consolidated Statements of Comprehensive Loss (iii) the Consolidated Balance Sheets; (iv) the Consolidated Statements of Cash Flows (v) the Consolidated Statements of Shareholders’/Members’ Equity and (vi) the Notes to the Consolidated Financial Statements furnished herewith (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 14, 2013

IMPERIAL HOLDINGS, INC.
(Registrant)

By:	/s/ Michael Altschuler
Michael Altschuler
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP

99.1	Updates to the Company’s 2012 10-K (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations)

101	Consolidated Financial statements from the Company’s 2012 10-K, formatted in Extensible Business Reporting Language (XBRL): (i) the Consolidated Statements of Operations; (ii) the Consolidated Statements of Comprehensive Loss (iii) the Consolidated Balance Sheets; (iv) the Consolidated Statements of Cash Flows (v) the Consolidated Statements of Shareholders’/Members’ Equity and (vi) the Notes to the Consolidated Financial Statements furnished herewith (revised solely to present operations described in this Current Report on Form 8-K as discontinued operations).